087847\013\7038254.v2 UNLIMITED CONTINUING GUARANTY (Swap Transactions) This Unlimited Continuing Guaranty (Swap Transactions) (this “Guaranty”) is made and entered into as of this 29th day of August, 2025, by the undersigned guarantor, whether one or more (collectively, the “Guarantor”), to and for the benefit of ALERUS FINANCIAL, NATIONAL ASSOCIATION (the “Bank”). RECITALS The Bank has entered into, or has agreed to enter into, the Swap Transactions (as hereinafter defined) with AIR’ZONA AIRCRAFT SERVICES, INC., CSA AIR, INC., GLOBAL GROUND SUPPORT, LLC, JET YARD, LLC, JET YARD SOLUTIONS, LLC, MOUNTAIN AIR CARGO, INC., WORLDWIDE AIRCRAFT SERVICES, INC., ROYAL AIRCRAFT SERVICES, LLC, and WORTHINGTON AVIATION, LLC (collectively, the “Borrower”). The Bank would not have agreed to enter into the Swap Transactions but for this Guaranty and the Guarantor’s agreement to guaranty the Obligations (as hereinafter defined); the Guarantor has received a direct and substantial benefit as a result of the Bank’s agreement to enter into the Swap Transactions and as a result of the delivery by the Guarantor of this Guaranty. NOW, THEREFORE, in consideration of the Bank’s agreement to enter into the Swap Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees: AGREEMENT 1. Definitions. The following terms used in this Guaranty shall have the following meanings: “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

“Master Agreement” shall mean that certain ISDA Master Agreement dated August 29, 2025, by and between the Borrower and the Bank, including all Schedules and Annexes thereto, all as amended, modified, supplemented or extended from time to time. “Obligations” shall mean and include all of the following, whether now or hereafter existing: (a) the full, prompt and unconditional payment, when due of any and all Swap Obligations, and all other debts, obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, liquidated or unliquidated, and whether of the same or a different nature, and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor and all interest thereon), under (i) any and all Swap Transactions including, without limitation, all debts, obligations and liabilities arising under the Master Agreement, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Transactions, and irrespective of any invalidity thereof, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor; (b) the full and prompt performance of and observance by the Borrower and the Guarantor of each and every term, covenant, agreement and condition to be performed or observed by the Borrower and the Guarantor under or pursuant to the terms of any Swap Document to which the Borrower or the Guarantor is a party, whether according to the present terms thereof, or pursuant to any extension of time or to any change or changes in the terms, covenants and conditions thereof now or at any time hereinafter made or granted; (c) the amount of any payments made to the Bank by or on behalf of the Borrower or the Guarantor which are recovered by any trustee, receiver, creditor or other party under any federal or state laws, including 11 U.S.C. §§101 et. seq.; and (d) the payment of all reasonable attorneys' fees, court costs and other costs and expenses incurred by the Bank in endeavoring to collect or enforce items (a) through (c) or in obtaining any legal advice with respect thereto or to otherwise enforce any provision of this Guaranty or any other Swap Document. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder or can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Swap Counterparty” means, with respect to any swap with the Bank, any person or entity that is or becomes a party to such swap. “Swap Documents” shall mean, collectively, the Master Agreement, this Guaranty and each and every other agreement, document or instrument executed by the Borrower or the Guarantor in connection with or otherwise evidencing, guarantying or securing the Swap Transactions. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act between any Bank and one or more Swap Counterparties. Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

“Swap Transactions” shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Borrower and the Bank which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures. 2. Guaranty. The Guarantor unconditionally and absolutely guarantees the due and punctual payment and performance of all of the Obligations, whether according to the present terms of the Obligations or any change or changes in the terms, covenants and conditions of any of the Obligations, or any earlier or accelerated date or dates for payment or performance of the Obligations. This Guaranty is a continuing guarantee of the payment of the indebtedness represented by the Obligations and is not limited to a guarantee of collection of the indebtedness represented by the Obligations. 3. Immediate Enforcement. No period of notice need be given the Guarantor to enforce or obtain payment of the Obligations. The Bank shall not be required to first take any action against the Borrower, any other guarantor of the Obligations, or any other party, or against any collateral security given to the Bank for any of the Obligations, in order to collect the Obligations from the Guarantor, and the Bank may, at its option, first proceed against the Guarantor to collect or enforce the Obligations. 4. Consent to Bank’s Authority. The Guarantor consents, without affecting the Guarantor's liability to the Bank hereunder, that the Bank may, without notice to or consent of the Guarantor and without the necessity for any additional agreement, endorsement or guaranty by the Guarantor, upon such terms as the Bank may deem advisable (a) extend, in whole or in part, by renewal or otherwise, the time for the payment of any of the Obligations or the performance of any term of the Obligations, or grant or permit any other modification, amendment, extension, or termination thereof, or engage in any other indulgence with respect thereto; (b) release, surrender, exchange, modify or impair any collateral securing any of the Obligations, or fail to perfect the Bank’s security interest in or realize upon any security or collateral for any of the Obligations, or accept additional security or collateral for any of the Obligations; (c) settle, compromise, release, surrender, modify or impair, or fail or refuse to enforce or exercise, any claims, rights, or remedies of any kind and nature against the Borrower, any other guarantor of the Obligations or any other party now or hereafter liable for the Obligations, or against any collateral security held by the Bank for any of the Obligations; (d) subordinate all or any part of the Obligations; (e) add or release any other person primarily or secondarily liable on any of the Obligations; (f) exercise its rights or proceed under this Guaranty or any other guaranty or other agreement against any one or more persons liable for the Obligations, including the Guarantor, with or without proceeding against all or any other of the persons liable for the Obligations; (g) fail to realize upon any of the Obligations or to proceed against the Borrower or any other guarantor or surety for any of the Obligations; (h) accept partial payments in respect of the Obligations and determine the allocation and application Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

of payments in respect of the Obligations; and (i) enter into any additional confirmations of transactions under the Master Agreement. 5. No Impairment. This Guaranty shall remain in full force and effect without regard to, and the liability of the Guarantor hereunder shall not be affected or impaired by: (a) any waiver, consent, extension, indulgence or other action or inaction in respect to the Obligations; (b) any default by the Borrower or any other guarantor of the Obligations, or any limitation on the Borrower's or any other guarantor’s liability under the Obligations which may now or hereafter be imposed by any statute, regulation or rule of law; (c) any invalidity or unenforceability of, in whole or in part, or any irregularity or other defect in any Swap Document or the Obligations; (d) any failure or lack of diligence in collection, presentment, demand, notice of protest, notice of default and notice of nonpayment, any failure to notify the Borrower or the Guarantor of a failure to perform any covenant or agreement under any Swap Document or any failure to take any other required actions in respect of the Obligations; (e) any bankruptcy, insolvency, reorganization, arrangement, liquidation or similar proceeding involving or affecting the Borrower or the Guarantor, whether or not such proceeding results in the discharge or release of any obligation of the Borrower or the Guarantor under the Swap Documents; (f) any assignment, conveyance or other transfer of the Borrower's or the Guarantor’s interest in any collateral which may now or in the future secure payment or performance of the Obligations; (g) the discharge of or any release of any other guarantor of the Obligations, whether in any debtor - relief proceeding or by operation of law or otherwise; (h) the fact that the Guarantor may not receive any proceeds of the Swap Documents; (i) the lack of any genuineness, enforceability, or regularity of, or the lack of any authority or power of the Borrower to issue, execute, deliver and perform its obligations under, the Master Agreement or any other Swap Document; (j) any defense whatsoever which the Borrower may have to the payment or performance of any Swap Document or the Obligations; (k) any legal or equitable principle of marshalling or any other doctrine, rule or law requiring a creditor to first proceed against specific property, apply proceeds in a particular manner or otherwise exercise remedies so as to preserve the estates of joint obligors; (l) any failure of the Bank to perfect any mortgage or security interest which may hereafter be granted to secure payment or performance of the Obligations; (m) any fraud, illegal or improper acts of the Borrower or any other guarantor, (n) any defense of usury or similar laws or principles of equity, (o) any of the Obligations being invalidated, or (p) any defense, set-off, recoupment or counterclaim which may be asserted by the Borrower; provided that the specific enumeration of the foregoing acts, failures and omissions shall not be deemed to exclude any others not specifically mentioned, it being intended this Guaranty be absolute and unconditional in all respects. 6. Waiver. The Guarantor unconditionally waives: (a) notice of any of the matters referred to in the preceding Sections hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights of the Bank against the Guarantor, including, without limitation, notice of acceptance hereof, or the making of financial accommodations pursuant to the Master Agreement or the other Swap Documents; (c) notice of any other credit or loans or financial accommodations granted to the Borrower by the Bank or of any other additional transactions entered into by the Bank and the Borrower; (d) notice of any payment to the Bank of any of the Obligations; (e) any requirement of diligence in collection on the part of the Bank; and (f) any and all other notices, demands and defenses, whatsoever, with respect to the Master Agreement, the Swap Documents, the Obligations and this Guaranty. Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

7. Representations, Warranties and Covenants. To induce the Bank to enter into the Swap Transactions, the Guarantor hereby represents, warrants and covenants to the Bank that: (a) the execution, delivery and performance of this Guaranty has been duly authorized by all necessary action on the part of the Guarantor, and the Guarantor has all necessary power and authority to enter into this Guaranty; (b) this Guaranty is the valid, legal, binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (c) as of the date of the execution of this Guaranty, and is deemed to represent on each day that Borrower enters into a Swap Transaction, that it is an “eligible contract participant” as defined in the Commodity Exchange Act.; and (d) as of the date of this Guaranty, (i) the Guarantor is meeting all of the Guarantor's current liabilities as they mature except to the extent contested in good faith by appropriate proceedings for which appropriate reserves have been established; (ii) all financial statements of the Guarantor furnished to the Bank are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and include in the footnotes thereto with respect to fiscal year-end financial statements all contingent liabilities of the Guarantor to the extent required to be set forth therein in accordance with generally accepted accounting principles; and (iii) the Guarantor is not in default or claimed to be in default under any agreement for borrowed money or, if any default or violation exists, it is an immaterial default or violation and the failure to cure such default or violation would not result in a material adverse change in the financial condition of the Guarantor. The Guarantor shall promptly give the Bank written notice of any material adverse change in the Guarantor's financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under the Guarantor's indebtedness for borrowed money or bankruptcy proceedings commenced against the Guarantor. 8. Security. To secure the Obligations and payment under this Guaranty, the Guarantor hereby grants to the Bank a security interest in all property in which the Guarantor has an ownership interest which is now or hereafter in the possession of the Bank. The Guarantor hereby grants to the Bank a security interest in any account that the Guarantor maintains with the Bank and authorizes the Bank, without further notice, to charge any such account for the amount of Obligations due under this Guaranty. Payment and performance of the Obligations and this Guaranty are also secured by any and all now or hereafter existing security agreements, mortgages, pledge agreements, assignments and other security instruments now or hereafter executed in favor of the Bank to secure the obligations of the Guarantor to the Bank. 9. Continuing Liability. This Guaranty is intended to and shall be a continuing guaranty and shall not be revoked by death, dissolution, merger, or consolidation of any person. The Guarantor waives the benefit of any statute of limitations which might otherwise be available to it with respect to the Obligations or any rights of the Bank hereunder. If for any reason the obligations of the Guarantor hereunder are held by a court of competent jurisdiction to be unenforceable in whole or in part, the obligation of the Guarantor shall remain in effect and be enforced to the fullest extent consistent with such ruling. 10. Return of Payments by the Bank. If at any time all or any part of any payment which is received by the Bank from the Guarantor or on behalf of the Borrower is or must be rescinded or returned by the Bank to the Guarantor or any trustee, receiver, creditor or other party Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

pursuant to applicable law for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such payment shall, for the purposes of this Guaranty, be deemed to have continued in existence, notwithstanding such receipt by the Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such original payment had not been received by the Bank. 11. Creditworthiness. The Guarantor has independently investigated the creditworthiness of the Borrower and is not relying on any statement of the Bank in executing and delivering this Guaranty. The Guarantor has made its own independent evaluation of the risks and merits of the business venture out of which the Obligations arise without any reliance upon the Bank, and the Guarantor shall continue to independently investigate the creditworthiness of the Borrower while this Guaranty is in effect. 12. Governing Law; Submission to Jurisdiction. This Guaranty shall be governed by the internal laws of the State of New York. The parties hereto acknowledge that this Guaranty was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof. The Bank may enforce any claim arising out of this Guaranty in any state or federal court having subject matter jurisdiction and located in New York, New York, and the Guarantor hereby irrevocably submits to the jurisdiction of such courts. The Guarantor irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Guarantor and agrees that such service, to the fullest extent permitted by law (a) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding, and (b) shall be taken and held to be valid personal service upon personal delivery to it. Nothing herein contained shall affect the right of the Bank to serve process in any other manner permitted by law or preclude the Bank from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any court located in New York, New York and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO (A) THIS GUARANTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, (B) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, OR (C) ANY ACT, CONDUCT OR OMISSION IN CONNECTION WITH THIS GUARANTY OR ANY RELATIONSHIP CREATED THEREBY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. 14. Successors; Construction and Effect. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. The Guarantor acknowledges the Bank’s acceptance of this Guaranty and reliance thereon. The terms of this Guaranty cannot be waived, altered, Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

rescinded or otherwise amended except by a written document to which each of the Bank and the Guarantor is a signatory and which expressly contains such waiver, alteration, rescission or other amendment. This Guaranty constitutes the entire agreement of the Guarantor and Bank with respect to the subject matter hereof, and, as to the Obligations only (and not with respect to any other debts, obligations or liabilities between the Borrower, Guarantor and Bank) supersedes all previous understandings and agreements between the Guarantor and Bank. 15. Eligible Contract Participant Savings Clause. Notwithstanding anything herein to the contrary, the obligations of a Guarantor hereunder shall not include any obligation to pay or perform the obligations of any Borrower under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (7 U.S.C. §1, et seq., as amended from time to time, and any successor statute) if and only to the extent that the guarantee by such Guarantor of, or the grant by such Guarantor of a security interest to secure, such obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee by such Guarantor or the grant of such security interest becomes effective with respect to such obligation. 16. Joint and Several Obligations; Keepwell. (a) If there is more than one Guarantor hereunder, the representations, warranties, covenants, agreements, debts, liabilities and obligations of each Guarantor are joint and several, regardless of whether any express reference to the joint and several nature of such obligations is contained herein, and each reference herein to the “Guarantor” shall be deemed to be a reference to all Guarantors. (b) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of all Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 16, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all Obligations are paid and discharged in full. Each Qualified ECP Guarantor intends that this Section 16 constitute, and this Section 16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Notwithstanding anything herein to the contrary, if a Guarantor or a Swap Counterparty makes a written representation to the Bank in connection with a Guaranty, a swap, or any master agreement governing a swap to the effect that Guarantor is or will be an “eligible contract participant” as defined in the Commodity Exchange Act on the date the Guaranty becomes effective with respect to such swap (this date shall be the date of the execution of the swap if the corresponding Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of such Guaranty unless the Guaranty specifies a subsequent effective date), and such representation proves to have been incorrect when made or deemed to have been made, the Bank reserves all of its contractual Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC

and other rights and remedies, at law or in equity, including (to the extent permitted by applicable law) the right to claim, and pursue a separate cause of action, for damages as a result of such misrepresentation, provided that such Guarantor’s liability for such damages shall not exceed the amount of the Excluded Swap Obligations with respect to such swap. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute one instrument. This Guaranty has been executed as of the day and year first written above. AIR T, INC., a Delaware corporation By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: 3865BFCA-A3D3-48D0-A045-081E2FD6CDDC